DTCC | *Important Notice* The Depository Trust Company

B #:	B1200-12
Date:	August 16th, 2012
To:	All Participants, Depository Facilities and Pledgee Banks
Category:	Operations
From:	Operations Regulatory Compliance
Attention:	Managing Partners, Officers and Cashiers
Subject:	Dolphin Digital Media, Inc. - Resumption of DTC Services

Please be advised that effective August 16th, 2012, DTC has resumed all services for the below referenced issue.

CUSIP	**SECURITY NAME**
25688M107	Dolphin Digital Media, Inc.

Questions regarding DTC's Important Notice should be directed to the Office of Corporate Regulatory Compliance at Complianceinquiries@dtcc.com